Investor Presentation December 2024 Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” or the negative of these terms and other similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Clearside Biomedical, Inc.’s views as of the date of this presentation about future events and are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause Clearside’s actual results, performance, or achievements to differ significantly from those expressed or implied in any forward-looking statement. Although Clearside believes that the expectations reflected in the forward-looking statements are reasonable, new risks and uncertainties may emerge from time to time, and Clearside cannot guarantee future events, results, performance, or achievements. Some of the key factors that could cause actual results to differ from Clearside’s expectations include its plans to develop and potentially commercialize its product candidates; adverse differences between preliminary or interim data and final data; Clearside’s planned clinical trials and preclinical studies for its product candidates; the timing of and Clearside’s ability to obtain and maintain regulatory approvals for its product candidates; the extent of clinical trials potentially required for Clearside’s product candidates; the clinical utility and market acceptance of Clearside’s product candidates; Clearside’s commercialization, marketing and manufacturing capabilities and strategy; Clearside’s intellectual property position; Clearside's ability to expand its pipeline; developments and projections relating to Clearside's competitors and its industry; the impact of government laws and regulations; the timing, design and anticipated results of Clearside's preclinical studies and clinical trials and the risk that the results of Clearside's preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; findings from investigational review boards at clinical trial sites and publication review bodies; Clearside's estimates regarding future revenue, expenses, capital requirements and need for additional financing; and Clearside’s ability to identify additional product candidates with significant commercial potential that are consistent with its commercial objectives. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of Clearside’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission (SEC) on March 12, 2024, Clearside’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2024, and Clearside's subsequent filings with the SEC. Clearside expressly disclaims any obligation to update or revise the information herein, including the forward-looking statements, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Clearside relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Clearside’s future performance and the future performance of the markets in which Clearside operates are necessarily subject to a high degree of uncertainty and risk. 2

Delivering on the Potential of the Suprachoroidal Space Proven Leader in Suprachoroidal Delivery with Thousands of Injections Performed in the Clinic Validated Suprachoroidal Space (SCS) Delivery with Approved Product, Multiple Collaborations, and Comprehensive IP Portfolio Differentiated SCS Clinical Program Targeting Multi-Billion Dollar Wet AMD Market 3

Promising Pipeline Using Clearside's Suprachoroidal Injection Platform

Clearside Research and Clinical Development Programs

THERAPEUTIC	MECHANISM	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
CLS-AX (axitinib)	Tyrosine Kinase Inhibitor	Wet AMD						
Undisclosed	Improve choroidal perfusion	Geographic Atrophy (GA)						
Undisclosed	Modulate pro-inflammatory cells	Geographic Atrophy (GA)						

Commercial Asset: XIPERE® (triamcinolone acetonide injectable suspension) for suprachoroidal use

THERAPEUTIC	LOCATION	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
XIPERE®	United States	Uveitic Macular Edema[1]						BAUSCH + LOMB
XIPERE® / ARCATUS™	Australia and Singapore	Uveitic Macular Edema[2]				*NDAs Accepted*		arctic VISION
XIPERE® / ARCATUS™	China	Uveitic Macular Edema[2]						arctic VISION; Santen
XIPERE® / ARCATUS™	Asia Pacific ex-Japan	Diabetic Macular Edema[2]						arctic VISION

CLEARSIDE BIOMEDICAL

[1]XIPERE® (triamcinolone acetonide injectable suspension), for suprachoroidal use has received U.S. FDA Approval and is being commercialized by Bausch + Lomb.
[2]In licensed territories, Arctic Vision is responsible for clinical development of ARCATUS™ (triamcinolone acetonide injectable suspension), also known asARVN001, and known as XIPERE ® in the U.S.

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Multiple Validating Partnerships Expand Utilization of SCS Microinjector® Technology

SCS Microinjector® Partner Clinical Development Programs

THERAPEUTIC	TYPE	INDICATION	IND-ENABLING	PHASE 1	PHASE 2	PHASE 3	APPROVAL	PARTNER
Bel-Sar	Viral-like Drug Conjugate	Choroidal Melanoma				CoMpass		aura
ABBV-RGX-314	AAV Gene Therapy	Diabetic Retinopathy (DR) Diabetic Macular Edema			ALTITUDE			REGENXBIO abbvie
ABBV-RGX-314	AAV Gene Therapy	Wet AMD			AAVIATE			REGENXBIO abbvie
Avoralstat	Plasma Kallikrein Inhibitor	Diabetic Macular Edema						biocryst

aura

Ocular Oncology

2024: Actively enrolling Phase 3

REGENXBIO

Gene Therapy

Q4 2024:

- Wet AMD: Enrolling new cohort at dose level 4
- DME: Enrolling new cohort at dose level 4

1H 2025: Initiate global pivotal trial in DR

biocryst

Plasma Kallikrein Inhibitor

- **2024:** Conduct formulation and nonclinical work
- **2025:** Begin clinical trials

CLEARSIDE BIOMEDICAL

[1]XIPERE® (triamcinolone acetonide injectable suspension), for suprachoroidal use has received U.S. FDA Approval and is being commercialized by Bausch + Lomb.
[2]In China, Arctic Vision is responsible for clinical development of ARCATUS™ (triamcinolone acetonide injectable suspension), formerly referred to as ARVN001, and known as XIPERE ® in the U.S.

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Core Competencies in Delivery & Formulation Drive Patented Technology

KEY INTELLECTUAL PROPERTY COMPONENTS

1. **Comprehensive IP portfolio** that includes protection of: SCS delivery technology, proprietary SCS Microinjector®, treatment of various conditions with SCS administration of therapeutic products
2. **28 U.S. and >80 European and International issued patents** with multiple pending patent applications
3. Granted patents provide exclusivity for our delivery technology and product candidates to mid-2030s with pending applications **potentially extending exclusivity beyond 2040**



DEVICE PATENTS

- SCS Microinjector® features
- Methods of using SCS Microinjector® for drug delivery



DRUG PATENTS

- Administration of a variety of drugs to the suprachoroidal space by microinjection



DISEASE PATENTS

- Methods of treating ocular disorders by SCS administration

CLEARSIDE BIOMEDICAL
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Proven Commercial Capabilities in Suprachoroidal Delivery Proprietary Microinjector with Significant Clinical Experience ISO Certified Commercial Scale Injector Manufacturing Capability Formulation Expertise Experience in Navigating the Drug/Device Regulatory Pathway 1st FDA Product Approved for SCS Administration Permanent CPT Code Granted for SCS Injections

Suprachoroidal Delivery via SCS Microinjector®

Delivering on the Potential of the Suprachoroidal Space (SCS®): A Novel Approach to Drug Delivery Into the Back of the Eye

Benefits for Patients and Physicians Using SCS Microinjector® Delivery Enhanced Safety Much lower risk of endophthalmitis as direct contact to immune system vs intravitreal injection Injectate Flows to Back of the Eye Reduced risk of floaters, snow globe effect, or other visual disturbances No Implants or Devices in the Vitreous Can be easily re-dosed for potentially longer durability Injection Similar to Intravitreal Advanced technology requires only a few seconds longer for each injection

SCS Microinjector®: Drug/Device Combination with Proven Versatility

- Demonstrated ability for precise delivery into the suprachoroidal space
- First and Only FDA-approved SCS product
- Safety profile of SCS Microinjector comparable to intravitreal injections[1]
- Well-accepted by retinal physicians with thousands of injections performed


Neovascular Age-Related Macular Degeneration (wet AMD)
Uveitic Macular Edema
Diabetic Macular Edema
Diabetic Retinopathy
Ocular Oncology (Choroidal Melanoma)
Geographic Atrophy
SCS MICROINJECTOR®

Abbreviations: UME = uveitic macular edema; DME = diabetic macular edema; DR = diabetic retinopathy;
Sources: Clearside data on file | [1]Kurup, et. al, Macula Society 2021 *Safety of the Suprachoroidal Injection Procedure Utilizing SCS Microinjector® across Three Retinal Disorders.*

CLEARSIDE BIOMEDICAL
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Straightforward Suprachoroidal Injection Technique Hold the microinjector perpendicular to the ocular surface Ensure firm contact with sclera by maintaining a dimple throughout injection Inject slowly over 5 – 10 seconds Perpendicular Dimple Slow Source: Clearside July 24, 2024 KOL Webinar

Clearside Needle Size Equivalent to Most Commonly Used Intravitreal Injections and Smaller than Other TKIs in development

30G needle results in less damage to the ocular tissue

wound size to the ocular tissue is
>4x greater with 22G Needle
>2x greater with 25G Needle



Outer Diameter of the Needle
Relative to the Ocular Tissue
22G
25G
30 G
Inner Diameter of the Needle
Drug Product Passage
Clearside
SCS Microinjector®



CLEARSIDE BIOMEDICAL

Gustavo Barreto Melo, et al. Progress in Retinal and Eye Research. "Critical analysis of techniques and materials used in devices, syringes, and needles used for intravitreal injections". https://doi.org/10.1016/j.preteyeres.2020.100862

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CLS-AX (axitinib injectable suspension) New mechanism of action with potential for longer duration of effect for the treatment of wet AMD

Axitinib is a Highly Potent, Highly Selective Pan-VEGF Inhibitor

Inhibits ALL VEGF Receptors (VEGFR-1, VEGFR-2, VEGFR-3)

- Intrinsic pan-VEGF inhibition through receptor blockade
- More active than anti-VEGF-A in *in-vitro* angiogenesis model[1-2]
- Approved AMD treatments are focused VEGF-A inhibitors

Tyrosine kinase inhibitor (TKI) with the highest potency

- >10x more potent than other TKIs in in-vitro studies[3]
- Better ocular cell biocompatibility than other TKIs[4]
- More active than other TKIs for experimental corneal neovascularization in preclinical models

Small molecule formulated into suspension for SCS delivery

- Preclinical data showed regression of angiogenesis
- FDA-approved renal oncology treatment with established mechanism of action



Aflibercept
Ranibizumab
Bevacizumab
PLGF
VEGF-B
VEGF-A
VEGF-C
VEGF-E
VEGF-D
VEGFR-1
(Flt-1)
VEGFR-2
(Flk-1/KDR)
VEGFR-3
(Flt-4)
Axitinib

VEGF Receptor-2 primarily mediates angiogenesis

Sources: 1. Cabral T et al. Bevacizumab Injection in Patients with Neovascular Age-Related Macular Degeneration Increases Angiogenic Biomarkers. Ophthalmol Retina. 2018 January ; 2(1): 31–37. doi:10.1016/j.oret.2017.04.004. | 2. Lieu et al. The Association of Alternate VEGF Ligands with Resistance to Anti-VEGF Therapy in Metastatic Colorectal Cancer. PLoS ONE 8(10): e77117. | 3. Gross-Goupil et al. Axitinib: A Review of its Safety and Efficacy in the Treatment of Adults with Advanced Renal Cell Carcinoma. Clinical Medicine Insights: Oncology 2013:7. | 4. Thiele et al. Multikinase Inhibitors as a New Approach in Neovascular Age-Related Macular Degeneration (AMD) Treatment: In Vitro Safety Evaluations of Axitinib, Pazopanib and Sorafenib for Intraocular Use. Klin Monatsbl Augenheilkd 2013; 230: 247-254. | Image by Mikael Häggström, used with permission. Häggström, Mikael (2014). "Medical gallery of Mikael Häggström 2014". WikiJournal of Medicine 1 (2). DOI:10.15347/wjm/2014.008. ISSN 2002-4436. Public Domain.

CLEARSIDE BIOMEDICAL
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Leveraging a Highly Potent Pan-VEGF Inhibitor with Suprachoroidal Delivery

CLS-AX

01 **Axitinib**

High potency TKI with pan-VEGF receptor inhibition

02 **Proprietary CLS-AX Small Molecule Suspension Formulation**

Clearside formulation expertise

03 **Delivery via SCS Microinjector®**

Utilizes the same administration device as FDA-approved product XIPERE®

CLEARSIDE BIOMEDICAL

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Age-Related Macular Degeneration (AMD) is a Multi-Billion Dollar Market

A large and growing market opportunity

170 million AMD patients worldwide[1]

11 million U.S. AMD Patients[1]

~10% patients progress to wet AMD[2]


170 million
11 million
10%

- AMD causes a progressive loss of central vision and is the most common cause of blindness in individuals over age 55[1]
- U.S. prevalence expected to increase to 22 million by the year 2050[1]
- Global prevalence expected to increase to 288 million by the year 2040[1]
- Current treatments require frequent injections and subset of patients experience disappointing visual outcomes[2]
- **Over $12 Billion Market and Growing[3]**

CLEARSIDE BIOMEDICAL

Sources: [1] Pennington, Katie L and DeAngelis, Margaret M, Eye and Vision, Epidemiology of age-related macular degeneration (AMD): associations with cardiovascular disease phenotypes and lipid factors, Dec 22, 2016.
[2] Prall, F Ryan and Ciulla, Thomas A, Medscape: Exudative (Wet) Age-Related Macular Degeneration (AMD), June 16, 2022.
[3] Annual financial reports from Regeneron Pharmaceuticals, Inc. and Genentech/Roche.

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Positioning CLS-AX for Real-World Success *Dosing regimens are per respective product labels | EYLEA® and EYLEA HD® are registered trademarks of Regeneron Pharmaceuticals| LUCENTIS® and VABYSMO® are registered trademarks of Genentech/Roche Maintain Vision & Reduce Office Visits Objective is to maintain visual acuity and reduce the number of injections; therefore, reducing the number of office visits Reduced treatment burden benefits patients, caregivers and payors with improved outcomes Ability to Re-dose Wet AMD is a chronic disease requiring ongoing treatment Goal is a label that allows re-dosing comparable to VABYSMO® and EYLEA HD® in the real-world setting Extend Duration Over Currently Approved Drugs 2x - 4x/year maintenance dosing anticipated for CLS-AX compared to approved drugs on label*: LUCENTIS®: 12x/year VABYSMO®: 3x - 12x/year EYLEA®: 6x - 12x/year EYLEA HD®: 3x - 6x/year

Phase 2b Topline Data Summary and Phase 3 Plans 19

CLS-AX Now Phase 3 Ready Based on Positive ODYSSEY Data in Wet AMD Enrolled Only Difficult-to-Treat Participants with Active Disease Achieved Primary Outcome Maintaining Stable BCVA with Repeat Dosing Compelling Intervention-Free Rates Abbreviation: Wet AMD = neovascular age-related macular degeneration; BCVA = Best Corrected Visual Acuity Positive Safety Profile with Repeat Dosing Preliminary Topline Results Subject to Change

ODYSSEY Phase 2b Clinical Trial Trial Objectives: Evaluate safety, efficacy & duration of CLS-AX in participants with wet AMD Primary Outcomes: Mean change in BCVA from Baseline to Week 36; Safety & tolerability Secondary Outcomes: Other changes in visual function and retinal imaging, including CST; Need for supplemental treatment; Treatment burden as measured by total injections Treatment experienced participants with reading center confirmation of persistent active disease Protocol requires re-dosing with CLS-AX in study arm Participants receive at least 2 doses of CLS-AX Provides important data to plan Phase 3 in chronic disease Participant Profile: 60 total with 2:1 randomization (40 in CLS-AX arm & 20 in aflibercept arm)

* Disease Activity Assessments (DAA): Conducted at Week 12 through 32 to determine need for supplemental treatment. # In CLS-AX arm, following 3 loading doses of aflibercept and initial dose of CLS-AX at Baseline, participants will receive CLS-AX at least every 24 weeks unless more frequently required based on DAA; if disease is active and participant is <12 weeks since last CLS-AX injection, participant receives dose of aflibercept; if disease is active and participant is >12 weeks since last CLS-AX injection, participant receives dose of CLS-AX. ^ In aflibercept arm, following 3 loading doses of aflibercept, participants will receive aflibercept on fixed dosing regimen every 8 weeks unless more frequently required based on DAA; if disease is active, participant receives dose of aflibercept. CLS-AX 1.0 mg Flexible dosing N=40 Aflibercept 2 mg Fixed dosing every 8 weeks N=20 VISIT 1 2 3 4 5 6 7 8 9 10 11 WEEK -6 -4 Day 1 4 12 16 20 24 28 32 36 + + Primary Outcome Disease Activity Assessments* Baseline 2:1 Randomization Sham Procedure CLS-AX 1.0 mg Suprachoroidal Injection (SCS) Aflibercept 2 mg Intravitreal Injection (IVT) Screening visit Required aflibercept dose every 8 weeks^ ODYSSEY Trial Design Required CLS-AX dose (if not given prior) #Participants can be re-dosed with CLS-AX up to every 12 weeks; All arms are sham controlled Participants can be re-dosed with CLS-AX at Weeks 12, 16, 20, if needed, based on DAA# Participants can be re-dosed with aflibercept at Weeks 16, 24, 32, if needed, based on DAA

Demographics and Baseline Characteristics Characteristics CLS-AX Aflibercept Overall No. of participants 40 20 60 Mean age (range), years 76.9 (51-90) 80.3 (54-96) 78.0 (51-96) Women, no. (%) 25 (62.5) 14 (70.0) 39 (65.0) Race, no. (%) White Asian 37 (92.5) 3 (7.5) 20 (100) 0 57 (95.0) 3 (5.0) Median duration of wet AMD diagnosis (range), months 9.65 (1.4-31.1) 10.2 (1.4-20.8) 9.9 (1.4-31.1) Mean BCVA (range) at screening, ETDRS letters 69.1 (37-80) 69.1 (51-80) 69.1 (37-80) Mean CST (range) at screening, µm 266.8 (175-378) 294.3 (209-592) 276.0 (175-592) Mean Total Area of CNV (range) at screening, mm2 6.8 (1.6-26.9) 6.5 (0.5-20.8) 6.7 (0.5-26.9) Bilateral wet AMD, n 17 6 23 Mean annualized number of prior wet AMD treatments (injections/year) a (range) 9.5 (3.2-17.2) 9.2 (4.1-17.2) 9.4 (3.2-17.2) Abbreviations: AMD = age-related macular degeneration; BCVA = best corrected visual acuity; CNV = choroidal neovascularization; CST = central subfield thickness; ETDRS = Early Treatment Diabetic Retinopathy Study. aAnnualized number of prior wet AMD treatments defined as the total number of prior wet AMD treatments divided by the duration of wet AMD diagnosis in years. Preliminary Topline Results Subject to Change

CLS-AX Demonstrated Positive Clinical Activity in Wet AMD Abbreviations: CST=Central Subfield Thickness Injection frequency reduction calculated by the average number of treatments 24 Weeks prior to Screening Visit as compared to Average number of treatments up to 24 Weeks after Baseline Visit. Overall Achieved Primary Outcome in participants with confirmed active disease BCVA Stable BCVA throughout the trial Measured as mean change in BCVA from baseline to Week 36 CST Stable CST throughout the trial Measured as mean change in CST from baseline to Week 36 Durable Effect 67% of participants did not require any additional treatment for up to 24 weeks (6 months) Injection frequency reduced by nearly 84% up to 24 weeks Preliminary Topline Results Subject to Change

Intervention–Free Rates By Week Up to Each Visit Two-Thirds of Participants Dosed with CLS-AX Reached Six Months Without Additional Treatment Calculation accounts for missed treatments; time of initial administration of study drug shown as month 0 on figure. Intervention-free rate calculation: if participant received intervention at a study visit, those were reflected in the count at the following study visit. Week 12: 40/40 (100%) Week 16: 35/39 (89.7%) Week 20: 30/37 (81.1%) Week 24: 26/39 (66.7%) Preliminary Topline Results Subject to Change

24 Weeks Before and After CLS-AX Consistently Reduced the Frequency of Injections Comparison of Wet AMD Treatments Pre- and Post- Randomization Injection post Baseline includes re-dosing with CLS-AX and/or supplementary treatment with aflibercept. Injection frequency reduction calculated by the average number of treatments 24 Weeks prior to Screening Visit as compared to average number of treatments up to 24 Weeks after Baseline Visit. Average number of treatments 24 Weeks prior to Screening Visit: 2.95 injections Average number of treatments up to 24 Weeks after Baseline Visit: 0.475 injections Reduced injection frequency by 84% Preliminary Topline Results Subject to Change

Stable Best Corrected Visual Acuity (BCVA) Over 36 Weeks ^Study drug administration for aflibercept participants given at Weeks 12, 20 and 28. Abbreviations: BCVA = best corrected visual acuity; SEM = standard error of the mean. P-value based on a 2-sample t-test between treatment groups . BCVA Within 2 Letters From Baseline at Both Week 24 and Week 36 in CLS-AX Arm CLS-AX results do not include supplemental therapy with aflibercept Preliminary Topline Results Subject to Change

Stable Central Subfield Retinal Thickness (CSRT) Over 36 Weeks as Verified by Independent Reading Center ^Study drug administration for aflibercept participants given at Weeks 12, 20 and 28. Abbreviations: CSRT = central subfield retinal thickness – as reported by the reading center; SEM = standard error of the mean. P-value based on a 2-sample t-test between treatment groups. CLS-AX Demonstrates Stable Anatomical Control and Reduces Fluctuation CLS-AX results do not include supplemental therapy with aflibercept Preliminary Topline Results Subject to Change

CLS-AX Demonstrated A Positive Safety Profile Safety Profile Well-tolerated safety profile through 36 weeks including after mandatory re-dosing of CLS-AX at Week 24 No Serious Adverse Events (SAEs) No ocular SAEs or treatment-related SAEs: No drug or procedure related ocular SAEs
No reported drug or procedure related systemic SAEs No endophthalmitis No retinal vasculitis Positive Adverse Event (AE) Profile Ocular AEs were considered clinically mild in both arms Only one reported incident related to mild eye pain out of 84 total CLS-AX injections (1.2%) Discontinuation Rates Similar discontinuation rates between treatment and comparator groups Preliminary Topline Results Subject to Change

CLS-AX Now Phase 3 Ready Based on Positive ODYSSEY Data ✔︎ ✔︎ ✔︎ ✔︎ Achieved Primary Objective: Stable BCVA to Week 36 Difficult-to-treat Wet AMD participants with confirmed activity Compelling injection free rates up to 6 months Injection frequency reduced by nearly 84% Positive safety profile No ocular SAEs or treatment-related SAEs CLS-AX was well-tolerated after re-dosing Only Phase 2 trial in wet AMD with repeat TKI dosing data to better inform and potentially de-risk Phase 3 design Preliminary Topline Results Subject to Change

CLS-AX Phase 3 Program Current Plans

Phase 3 Program Summary Two pivotal, non-inferiority trials Two arms with ~225 participants per arm: CLS-AX 1mg vs aflibercept 2mg Similar to Phase 3 trial design of EYLEA HD and VABYSMO in maintenance phase Phase 3 flexible dosing data will be differentiated from other TKI programs End-of-Phase 2 Meeting expected in Q1 2025 Expect to initiate both trials in 2H 2025 *Phase 3 plans are in development and subject to change CLS-AX Flexible Dosing of a Biologic with the Duration of a TKI

Target patient population: Treatment naïve No more than 1 previous injection of anti-VEGF Two strategies to reduce variability to enhance success in non-inferiority trial: At Screening Participants must have 20/80 to 20/32 AND CST <500 at diagnosis Minimizes enrollment of highly variable participants Prior to Randomization At Visit 4 (Wk -4) following three aflibercept loading doses, eliminate: Participants with ≥ 10 letter change from Visit 3 (Wk -12) OR CST (AI assessment) increases by ≥ 100 microns CLS-AX Phase 3 Non-Inferiority Study Design in Wet AMD Designed to Optimize Success  Potentially increase commercial value  Easier recruitment anticipated Intended to increase probability of success  Intended to increase probability of more consistent results *Phase 3 plans are in development and subject to change

Personalized Treatment Interval (PTI) assessment enables physicians to use “real world” approach with flexible dosing schedule based on participant needs Flexible Dosing to Support Commercial Success Re-Dosing Criteria with CLS-AX Improve consistency in assessing need for re-dosing by using OCT biomarkers (IRF and SRF) determined in office using AI tool Rescue Criteria with Aflibercept ≥ 10 letter loss AND ≥ 100 microns in 2 consecutive visits Rationale based on learnings from ODYSSEY TKIs may take longer to act, thus some participants need to be re-dosed earlier There is variability in physician’s approach to providing rescue treatment *Phase 3 plans are in development and subject to change IRF = intraretinal fluid; SRF = subretinal fluid; AI = artificial intelligence

Year 1 Study Designed to Maximize Commercial and Competitive Potential in Wet AMD A, Aflibercept 2mg; C, CLS-AX 1 mg; S, Sham injection; R/BL, Randomization/Baseline; PE, Primary Endpoint; EC, Exclusion Criteria; PTI, Personalized Treatment Interval assessment by AI tool: IRF and/or SRF changes from Visit 6 (Baseline, Day 1). R/BL PE Week -20 -16 -12 -8 -4 D1 4 8 12 16 20 24 28 32 36 40 44 48 52 Visit 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 Activity EC PTI PTI PTI PTI PTI PTI PTI CLS-AX FLEX A A A A C S C S S S S S C S C S S S S C S S S C S S S C S S S C S C S S C S S C S S C S Aflibercept Q8W A A A A S A A S A S A S C S S S C EC: At Week -4, participants with high variation will be discontinued from the study. At Weeks 12-20, participants meeting PTI criteria will be dosed at that visit and will continue on q12w, q16w or q20w until the primary endpoint. Participants not meeting PTI criteria at these visits will be dosed at Week 24 and will continue on q24w until the primary endpoint. IRF = intraretinal fluid; SRF = subretinal fluid; AI = artificial intelligence *Phase 3 plans are in development and subject to change Reduce variability

After 36-Week Primary Endpoint: Aflibercept arm moves to CLS-AX every 16 weeks (q16w) To maintain masking To collect more safety data To collect efficacy data for q16w CLS-AX in year 2 CLS-AX arm stays on the original assignment after PTI assessment Allows readjustment of dosing in CLS-AX arm (close to real world situation) Similar to EYLEA HD and VABYSMO study designs Study Design Intended to Provide Additional Safety and Efficacy Data After Primary Endpoint IRF = intraretinal fluid; SRF = subretinal fluid; AI = Artificial Intelligent *Phase 3 plans are in development and subject to change

Year 2 Evaluation After Primary Endpoint C, CLS-AX 1 mg; S, Sham injection; EOS, End of Study. For masking purposes, PTI assessments will be performed in all participants at all visits starting at Week 40. Week 40 44 48 52 56 60 64 68 72 76 80 84 88 92 96 Visit 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Activity PTI PTI PTI PTI PTI PTI PTI PTI PTI PTI PTI PTI PTI PTI EOS CLS-AX FLEX Q24W S S C a S S S S S C a S S S S S Q20W C a S S S S C a S S S S C S S S Q16W S S C a S S S C a S S S C a S S S Q12W S S C S S C S S C S S C S S Aflibercept Q8W S S S C S S S C S S S C S S PTI = Personalized treatment interval *Phase 3 plans are in development and subject to change a For participants randomized to CLS-AX on a dosing interval of q24w, q20w, or q16w after Week 36, if PTI criteria are met at an active injection visit, then the next dosing interval will be reduced by 4 weeks, to a minimum of q12w.

Pipeline Expansion Opportunity in Geographic Atrophy

Potential Target Product Profile (TPP) Aligns with SCS Suspension or SCS Gene Therapy Potential Advantages of Suprachoroidal Delivery in Geographic Atrophy Less invasive, in-office procedure Systemic therapy may be effective, but potential infection risks in this elderly population Local ocular therapy may have fewer adverse events Small molecules may have better efficacy than current therapies Potential to treat complement activation in both RPE and choroid Suprachoroidal suspension/gene therapy may have longer duration (3 to 6 months) Intravitreal gene therapy may not achieve efficacy Subretinal has additional risks Targeted delivery compartmentalized to the posterior segment Potentially fewer adverse events Able to reach the choroid first Fluid spreads circumferentially and posteriorly when injected within the suprachoroidal space, bathing the choroid, RPE, retina and adjacent areas with drug

Pathology of Age-Related Macular Degeneration (AMD) Wong JHC et al., Front Neurosci 16: 1009599

Choroidal Hypoxia Theory and Choriocapillaris are Damaged First Geographic Atrophy is a Choroidal Disease Choriocapillaris endothelial cells damage with ghost vessels before any significant RPE changes Choriocapillaris (CC) vascular density is significantly lower in GA donor No meaningful differences in vascular lumen area / stroma area 1 VEGF level increased with low vascular density support the choroidal hypoxia theory 2 3 RPE = Retinal Pigment Epithelium Images modified from Sohn EH et al., Am J Path 2019: 189: 1473-80

Larger molecules cannot get through Bruch’s membrane So, if given intravitreally, it can only treat the RPE side Aging intensifies disease actions and even peptides might not be able to get through Small Molecule Can Access the Diseased Area of the RPE and Choroid Images modified from Hammadi et al JCM 2023, 12 (8), 2870 Bruch’s membrane

A Differentiated and Promising Approach Focusing on Choroidal Health and Capillary Homeostasis

- Neuroprotection
  - Promising preclinical evidence
  - Limited clinical success
- Lipid pathway
  - Complex lipid metabolism pathways
  - Clinical effectiveness likely to require removal of lipid from Bruch's
- Extracellular matrix modulation
  - (HTRA1, TIMP3 & MMPs)
  - Molecular mechanism is not controversial
  - Anti-HTRA1 failed in clinical trial
- Visual cycle modulation
  - Lacks robust clinical efficacy
  - Multiple failed trials

Complement inhibition

- Clinically validated
- Approved therapies have limited efficacy


Photoreceptor loss
RPE
Capillary loss
Drusen

Reduce choriocapillaris degeneration & improve choroidal perfusion

- Choriocapillaris degeneration precedes RPE and PR loss
- Implicated in the pathophysiology of AMD
- Warrants further clinical investigation

Control proinflammatory microenvironment

- Well-studied inflammatory pathways (macrophages, microglia, mast cells)
- Controls multiple disease-triggering insults

CLEARSIDE BIOMEDICAL

Image Source: NEI
Abbreviations: HTRA1: High-Temperature Requirement Factor A1; TIMP3:tissue inhibitor of metalloproteinases 3;
MMPs: Matrix Metalloproteinases

43

Summary

Innovative and Experienced Leader in Suprachoroidal Drug Delivery


First Approved SCS Product
XIPERE
CLS-AX via SCS
Targeting large Wet AMD Market
Versatile
In multiple indications & clinical trials
Robust Safety Profile
No endophthalmitis
SCS Drug Delivery Platform

Upcoming Potential Catalysts

CLS-AX (axitinib injectable suspension)

✓ **ODYSSEY Phase 2b Topline Results**
- **Q4 2024:** Phase 3 Planning
- **Q1 2025:** End-of-Phase 2 meeting with FDA

Medical/Scientific meeting presentations

✓ **Q1 2024:** Macula Society; Next Generation Ophthalmic Drug Delivery Summit
✓ **Q2 2024:** Retina World Congress; Clinical Trials at the Summit
✓ **Q4 2024:** AAO; Asia-Pacific Vitreo-Retina Society; Floretina

Publications

✓ **Q2 2024:** Expert panel practice guidelines on SCS® delivery in *Retina*
✓ **H2 2024:** OASIS Data in *Ophthalmology Science*

CLEARSIDE BIOMEDICAL
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Nasdaq: CLSD TM

Appendix

ODYSSEY Trial Focused on Participants with Active Disease

Key Inclusion Criteria

- Diagnosed with neovascular AMD (wet AMD) within 36 months of screening
- History of 2 to 4 anti-VEGF treatments in 6 months before screening and response to prior anti-VEGF treatment for wet AMD
- **Reading center confirmation of persistent active disease**; BCVA of 20 to 80 letters#

Dosing Regimen

- **Participants in both arms received 3 aflibercept (2 mg) loading doses (2nd dose = Baseline visit)**
- **CLS-AX arm received one dose of CLS-AX (1.0 mg) at Baseline visit**
- Unless DAA required more frequent dosing, **CLS-AX arm dosed at least every 24 weeks** & aflibercept arm dosed every 8 weeks

Disease Activity Assessments (DAA)

- **Monthly DAA: Weeks 12 through 32 in both arms** to determine if there is need for supplemental treatment
- Supplemental treatment criteria: Decrease in BCVA, increase in CST, or new or worsening vision-threatening hemorrhage due to wet AMD

Criteria for Supplemental Treatment

- BCVA reduction of >10 letters from Baseline measurement
- Increase in CST of >100 microns on SD-OCT from Baseline measurement
- BCVA reduction of > 5 letters from Baseline measurement AND increase in CST of >75 microns on SD-OCT from Baseline measurement
- Presence of new or worsening vision-threatening hemorrhage

CLEARSIDE BIOMEDICAL

Aflibercept is dosed via intravitreal injection (IVT); CLS-AX is dosed via suprachoroidal injection.
Using the Early Treatment Diabetic Retinopathy Study (ETDRS) measurement.
Abbreviations: SD-OCT (Spectral Domain Optical Coherence Tomography).

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ODYSSEY Trial Enrolled Rapidly Study Activity Date First Participant Randomized July 12, 2023 Last Participant Randomized December 13, 2023 SITES ACTIVATED PARTICIPANTS SCREENED PARTICIPANTS RANDOMIZED 32 60 158 Disposition CLS-AX Aflibercept Overall Enrolled, n 158 Randomized, n 40 20 60 Completed, n (%) 24 weeks 36 weeks* 39 (97.5) 36 (90.0) 19 (95.0) 17 (85.0) 58 (96.7) 53 (88.3) Required Independent Reading Center Confirmation of Active Disease *Discontinuation rate was similar between arms Preliminary Topline Results Subject to Change

Intervention–Free Rates By Week Up to Each Visit Two-Thirds of Participants Dosed with CLS-AX Reached 6 Months Without Supplemental Therapy 1Calculation accounts for missed visits or assessments; Time of initial administration of study drug shown as month 0 on figure. Intervention-free rate calculation: if participant received intervention at a study visit, those were reflected in the count at the following study visit. Intention-to-Treat Week 12: 40/40 (100%) Week 16: 36/40 (90.0%) Week 20: 32/40 (80.0%) Week 24: 27/40 (67.5%) Based on disease activity 1 Week 12: 40/40 (100%) Week 16: 37/39 (94.9%) Week 20: 32/37 (86.5%) Week 24: 30/38 (78.9%) Actual study drug administration 1 Week 12: 40/40 (100%) Week 16: 35/39 (89.7%) Week 20: 30/37 (81.1%) Week 24: 26/39 (66.7%) Preliminary Topline Results Subject to Change

ODYSSEY Confirmed the Ability to Administer Multiple Doses of CLS-AX with a Well-Tolerated Safety Profile Multi-Dosing Data CLS-AX Doses Received Including Baseline # Doses # Participants % of total enrolled (n=40) 1 2 5% 2 32 80% 3 6 15% Of the 40 participants in the trial on study drug: 32 received two doses of CLS-AX and 6 received three doses of CLS-AX Preliminary Topline Results Subject to Change